Exhibit 99.02

LEWIS AND CLARK PHARMACEUTICALS, INC.

CONDENSED BALANCE SHEETS

	June 30, 2017	December 31, 2016
	(Unaudited)
Assets

Current assets:
Cash	$5,694	$320,946
Prepaid expenses	2,693	2,693

Total current assets	8,387	323,639

Property and equipment, net of accumulated depreciation of $15,902 and $13,517, respectively	12,461	14,846

Total assets	$20,848	$338,485

Liabilities and deficiency in stockholders’ equity

Current liabilities:

Accounts payable and accrued expenses	$3,327	$16,833
Accrued interest	241,054	178,209
Due to related party	14,800	14,000
Convertible notes payable	742,040	762,040

Total current liabilities	1,001,221	971,082

Convertible notes payable, long term	1,325,000	1,280,000

Total liabilities	2,326,221	2,251,082

Deficiency in stockholders’ equity:

Common stock, no par value; 5,000,000 shares authorized, 1,817,978 shares issued and outstanding, respectively	1,058,000	1,058,000
Additional paid in capital	386,274	386,274
Accumulated deficit	(3,749,647)	(3,356,871)

Total deficiency in stockholders’ equity	(2,305,373)	(1,912,597)

Total liabilities and deficiency in stockholders’ equity	$20,848	$338,485

The accompanying notes are an integral part of these unaudited condensed financial statements.

LEWIS AND CLARK PHARMACEUTICALS, INC.
CONDENSED STATEMENTS OF OPERATIONS
FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2017 AND 2016
(Unaudited)

	Six Months Ended June 30,
	2017	2016
Operating expenses:
General and administrative	$332,447	$339,878

Total operating expenses	332,447	339,878

Loss from operations	(332,447)	(339,878)

Other income (expense):
Miscellaneous income	1,993	4,275
Interest income (expense), net	(62,322)	(38,279)

Loss before provision for income taxes	(392,776)	(373,882)

Provision for income taxes	—	—

Net loss	$(392,776)	$(373,882)

Net loss per common share, basic and diluted	$(0.22)	$(0.21)

Weighted average shares outstanding	1,817,978	1,817,978

The accompanying notes are an integral part of these unaudited condensed financial statements.

LEWIS AND CLARK PHARMACEUTICALS, INC.

CONDENSED STATEMENTS OF CASH FLOWS

 FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2017 AND 2016

(Unaudited)

	Six Months Ended June 30,
	2017	2016

Cash flows from operating activities:
Net loss	$(392,776)	$(373,882)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation	2,385	2,109
Change in assets and liabilities:
Accounts payable and accrued expenses	49,339	10,269

Cash used in operating activities	(341,052)	(361,504)

Cash flows from financing activities:
Related party loans	800	1,000
Proceeds from convertible notes	25,000	290,000

Cash provided by financing activities	25,800	291,000

Net decrease in cash	(315,252)	(70,504)
Cash, beginning of period	320,946	105,256
Cash, end of period	$5,694	$34,752

Supplemental Schedule of Cash Flow Information:
Cash paid for interest	$—	$—
Cash paid for income taxes	$—	$—

The accompanying notes are an integral part of these unaudited condensed financial statements.

LEWIS AND CLARK PHARMACEUTICALS, INC.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

 JUNE 30, 2017 AND 2016

NOTE 1 – BACKGROUND

Lewis and Clark Pharmaceuticals, Inc. (“we”, “us”, “our company”, “our”, “Lewis and Clark” or the “Company”) was formed under the laws of the State of Virginia in October 2012, and has its principal office in Charlottesville, Virginia. We are a biotechnology company focused on the early stage development of adenosine receptor-based compounds, with a focus on A2A and A2B antagonists, and A2A agonists. Our compounds have the potential to assist with the treatment of many diseases including cancer and inflammation.

Our ability to execute our business plan is dependent on the amount and timing of cash, if any, that we are able to raise. Should we not raise sufficient funds to execute our business plan, our business operations will cease to exist.

NOTE 2 – MANAGEMENT’S PLANS TO CONTINUE AS A GOING CONCERN

The opinion of our independent registered accounting firm on our financial statements contains explanatory going concern language. We have prepared our financial statements on the basis that we will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. We have incurred losses since inception and have an accumulated deficit of $3,749,647 as of June 30, 2017. We anticipate incurring additional losses for the foreseeable future until such time, if ever, that we can generate significant sales from our product candidates which are currently in development or we enter into cash flow positive business development transactions.

To date, we have generated no sales or revenues, have incurred significant losses and expect to incur significant additional losses. Consequently, our operations are subject to all the risks inherent in the establishment of a pre-revenue business enterprise as well as those risks associated with a company engaged in the research and development of pharmaceutical compounds.

Our cash and cash equivalents balance at June 30, 2017 was $5,694. We anticipate raising additional funds through collaborative arrangements, licensing agreements, public or private sales of debt or equity securities, or some combination thereof. There is no assurance that any such arrangement will be entered into or that financing will be available when needed in order to allow us to continue our operations, or if available, on terms favorable or acceptable to us.

In the event financing is not obtained, we may pursue cost cutting measures as well as explore the sale of selected assets to generate additional funds. If we are required to significantly reduce operating expenses and delay, reduce the scope of, or eliminate any of our development programs or clinical trials, these events could have a material adverse effect on: our business, results of operations, and financial condition. These factors raise significant doubt about our ability to continue as a going concern. The financial statements do not include any adjustments relating to recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

Our auditors’ report issued in connection with our December 31, 2016 and 2015 financial statements expressed an opinion that our capital resources as of the date of their audit report were not sufficient to sustain operations or complete our planned activities for the upcoming year unless we raised additional funds. Accordingly, our current cash level raises substantial doubt about our ability to continue as a going concern. If we do not obtain additional funds by such time, we may no longer be able to continue as a going concern and will cease operations which means that our shareholders will lose their entire investment.

NOTE 3 – SUMMARY OF CRITICAL ACCOUNTING POLICIES AND USE OF ESTIMATES

Basis of Presentation

The accompanying condensed consolidated financial statements are unaudited. The unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). Certain information and note disclosures normally included in annual financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information not misleading.

These interim financial statements as of and for the six months ended June 30, 2017 and 2016 are unaudited; however, in the opinion of management, such statements include all adjustments (consisting of normal recurring accruals) necessary to present fairly the financial position, results of operations and cash flows of the Company for the periods presented. The results for the six months ended June 30, 2017 are not necessarily indicative of the results to be expected for the year ending December 31, 2017 or for any future period. All references to June 30, 2017 and 2016 in these footnotes are unaudited.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Actual results may differ from those estimates.

Loss per Share

Basic loss per share is calculated by dividing net loss and net loss attributable to common shareholders by the weighted average number of common shares outstanding for the period. Basic and diluted loss per share are the same, in that any potential common stock equivalents would have the effect of being anti-dilutive in the computation of net loss per share. The following potentially dilutive securities have been excluded from the computations of weighted average shares outstanding as of June 30, 2017 and 2016, as they would be anti-dilutive:

	2017	2016
Shares underlying options outstanding	262,240	157,240

Fair Value of Financial Instruments

Our short-term financial instruments, including cash, accounts payable and other liabilities, consist primarily of instruments with maturities of three months or less when acquired. We believe that the fair values of our current assets and current liabilities approximate their reported carrying amounts.

Stock-Based Compensation

We measure the cost of employee services received in exchange for equity awards based on the grant-date fair value of the awards. All awards under our stock-based compensation programs are accounted for at fair value and that cost is recognized over the period during which an employee is required to provide service in exchange for the award (the vesting period).

Compensation expense for options granted to non-employees is determined in accordance with the fair value of the consideration received or the fair value of the equity instruments issued, whichever is a more reliable measurement. Compensation expense for awards granted to non-employees is re-measured on each accounting period.

Determining the appropriate fair value of stock-based compensation requires the input of subjective assumptions, including the expected life of the stock-based compensation and the volatility of our stock price. We use the Black-Scholes option-pricing model to value our stock option awards which incorporates our stock price, volatility, U.S. risk-free interest rate, dividend rate, and estimated life.

Recent Accounting Pronouncements

With the exception of those discussed below, there have not been any recent changes in accounting pronouncements and Accounting Standards Update (ASU) issued by the Financial Accounting Standards Board (FASB) during the six months ended June 30, 2017 that are of significance or potential significance to the Company.

In May 2017, the FASB issued ASU 2017-09, “Compensation – Stock Compensation (Topic 718): Scope of Modification Accounting”, which clarifies when to account for a change to the terms or conditions of a share-based payment award as a modification. Under the new guidance, modification accounting is required only if the fair value, the vesting conditions, or the classification of the award changes as a result of the change in terms or conditions. If an award is not probable of vesting at the time a change is made, the new guidance clarifies that no new measurement date will be required if there is no change to the fair value, vesting conditions, and classification. This ASU will be applied prospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years, with early adoption permitted. The Company does not expect this standard to have a material impact on its financial statements.

NOTE 4 – PROPERTY AND EQUIPMENT

Depreciation expense related to property and equipment was $2,385 and $2,109 for the six months ended June 30, 2017 and 2016, respectively.

NOTE 5 – CONVERTIBLE DEBENTURES

The Company has entered into various convertible notes with substantially the same terms. In the event that the Company issues and sells shares of a class of its equity securities (“Equity Securities”) to investors (the “Investors”) on or before the Maturity Date in an equity financing or series of equity financings with total proceeds to the Company of not less than $1,700,000 (excluding the conversion of the Notes), and with the principal purpose of raising capital (a “Qualified Financing”), then the outstanding principal balance of this Note and accrued interest thereon (the “Conversion Amount”) shall convert in whole without any further action by the Holder, at the Holder’s election, into (A) the securities issued to the investors in the Qualified Financing, or (B) any other class of Equity Securities of the Company then authorized as outstanding at a conversion price (the “Conversion Price”) equal to lesser of (a) the product of price per share paid by the Investors purchasing the Equity Securities multiplied by the Applicable Discount (as defined), or (b) the price determined by dividing $3,250,000 by the Fully Diluted Capitalization (as defined) as of immediately prior to the Qualified Financing. If, prior to the Maturity Date and the occurrence of a Qualified Financing, a Change in Control (as defined) of the Company occurs, then upon the closing of such Change of Control, the Holder shall be entitled to receive the greater of (a) all outstanding accrued interest plus 1.5 times the outstanding principal and accrued interest on this Note, or (b) the amount the Holder would receive if the Conversion Amount had converted into such class of authorized and/or outstanding shares of the Company as the Holder may elect immediately prior to the closing of the Change in Control at a price determined by dividing $3,250,000 by the Fully Diluted Capitalization as of immediately prior to the closing of the Change in Control.

One note in the amount of $203,040 bears interest at the rate of 8% per year. The remaining notes bear interest at 6% per year. The notes have maturity dates of three years from the date of issuance through June 2020. As of June 30, 2017 and December 31, 2016, accrued interest related to these convertible debentures was $241,054 and $178,209, respectively. Convertible notes aggregating $80,000 are held by stockholders as of June 30, 2017 and December 31, 2016.

In connection with the acquisition of 100% of our common stock described in Note 8, all debentures and related accrued interest were converted into common stock prior to the acquisition.

NOTE 6 – CAPITAL STOCK AND STOCKHOLDERS’ EQUITY

Common Stock

We are authorized to issue 5,000,000 shares of our common stock, with no par value. There were 1,817,978 common shares issued and outstanding at June 30, 2017 and December 31, 2016.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

Operating Leases

The lease for our facility expires at the end of each calendar year and we have the right to renew the lease on an annual basis. Rent expense amounted to $58,064 and $56,373 for the six months ended June 30, 2017 and 2016, respectively.

Legal Matters

The Company is subject at times to legal proceedings and claims, which arise in the ordinary course of its business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters should not have a material adverse effect on its financial position, results of operations or liquidity.

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through December 19, 2017, the date on which the financial statements were available to be issued.

Subsequent to June 30, 2017:

●	We issued convertible notes aggregating $45,000, with substantially the same terms as those described in Note 5.

●	We issued 2,118,264 shares of common stock upon conversion of all outstanding convertible notes, related accrued interest and options outstanding.

●	On July 31, 2017, Inspyr Therapeutics, Inc. (“Inspyr”) acquired 100% of our common stock, pursuant to the terms of a share exchange agreement (“Agreement”) dated July 31, 2017 (“Closing Date”), by and among, Inspyr, Lewis and Clark, certain principals of Lewis and Clark (the “Principals”) and all of the existing shareholders of Lewis and Clark (“Shareholders”). As consideration for the acquisition of Lewis and Clark, Inspyr agreed to issue an aggregate of 7,122,172 shares of Inspyr common stock (“Payment Shares”) to the Shareholders, accounting for, subsequent to the closing of the transaction, the Shareholders owning 50% of the issue and outstanding capital stock of Inspyr (including common shares issuable upon conversion of Inspyr’s outstanding preferred stock).